Exhibit 10.03

CONVERSION AND LOCK-UP LETTER AGREEMENT

February 9, 2005

Cogent Communications Group, Inc.

1015 31st Street, N.W.

Washington, DC  20007

Re:                               COGENT COMMUNICATIONS GROUP INC.

Ladies and Gentlemen:

THIS CONVERSION AND LOCK-UP LETTER AGREEMENT (this “Agreement”) is made as of the 9th day of February, 2005 by and among (i) Cogent Communications Group, Inc., a Delaware corporation (the “Company”), (ii) Dave Schaeffer, the Company’s President and Chief Executive Officer (“Schaeffer”), and (iii) The Schaeffer Descendents Trust.

The Company understands that Schaeffer and The Schaeffer Descendents Trust (together, the “Stockholders”) propose to convert all shares of their preferred stock of the Company into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) and with respect to such shares of preferred stock that are converted into shares of Common Stock and any other shares of Common Stock now or hereafter beneficially owned by the Stockholders, the Stockholders hereby irrevocably agree as follows:

(i)                                     that the Stockholders will not, without the unanimous prior written consent of the Company and the stockholders named on Schedule I hereto, directly or indirectly, during a period of at least one hundred eighty (180) days from the date of this Agreement (the “Lock-Up Period”), issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a “put equivalent position” (within the meaning of Rule 16-a-1(h) under the Securities Exchange Act of 1934, as amended (“The Act”) enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) or interest therein of the Company; and

(ii)                                  that the Stockholders authorize the Company during the Lock-Up Period to cause the transfer agent (1) to decline to transfer and/or (2) to note stop transfer restrictions on the transfer books and records of the Company and/or (3) to place appropriate legends on the certificates with respect to any shares of Common Stock and any securities convertible into exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such share or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent (1) to decline to transfer and/or (2) to note stop transfer restrictions on such books and records with respect to such shares or securities and/or (3) to place appropriate legends on the certificates.

The undersigned Stockholders further agree, from the date hereof until the end of the Lock-Up Period, that the undersigned will not exercise and will waive his, her or its rights, if any, to require the Company to register its Common Stock and to receive notice thereof, and further acknowledges that the Company reserves the right to diligently pursue and prosecute any of the undersigned acting in contravention of the foregoing.

The undersigned Stockholders hereby represent and warrant that the undersigned has full power and authority to enter into this Agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

This Agreement shall terminate and be of no further force and effect upon the consummation of a firmly underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

Very truly yours,

Dave Schaeffer

THE SCHAEFFER DESCENDENTS TRUST

By:
Name:

SCHEDULE I

CERTAIN STOCKHOLDERS

Stockholders Party to the Agreement
Oak Investment Partners IX, Limited Partnership
Oak IX Affiliates Fund, Limited Partnership
Oak IX Affiliates Fund-A Limited Partnership
Boulder Ventures III (Annex), LP
Boulder Ventures III, LP
Boulder Ventures IV (Annex), LP
Boulder Ventures IV, LP
BCP Capital QPF, L.P.
BCP Capital, L.P.
BCP Affiliates Fund LLC
Broadview BCPSBS
Nassau Capital Partners IV, LP
NAS Partners I, LLC
Worldview Technology Partners III, LP
Worldview Technology International III, LP
Worldview Strategic Partners III, LP
Worldview III Carrier Fund, LP
Worldview Technology Partners IV, LP
Worldview Technology International IV, LP
Worldview Strategic Partners IV, LP
Jerusalem Venture Partners III, LP
Jerusalem Venture Partners Entrepreneurs Fund, III, LP
Jerusalem Venture Partners III (Israel) LP
Jerusalem Venture Partners IV, LP
Jerusalem Venture Partners IV-A, LP
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.
Jerusalem Venture Partners IV (Israel), LP
Cisco Systems Capital Corporation
BNP -Europe Telecom & Media Fund II, LP
Natio Vie Development 3, FCPR
Kline Hawkes Pacific, L.P.
Kline Hawkes Pacific Friends Fund, LLC
Paladin Capital Partners Fund, L.P.
Columbia Ventures Corporation